                                                                    Exhibit 10.8

[LOGO] State Street

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT dated as of June 5, 1991 is made by Toymax, Inc., a company incorporated under the laws of the State of New York (the "Company") in favor of State Street Bank & Trust Company, 28th Floor, Alexandra House, 16-20 Chater Road, Hong Kong (the "Lender").

                                    RECITALS

      WHEREAS, the Lender has by a facility letter dated May 27, 1991 (as amended from time to time, the "Facility Letter") agreed to make certain facilities available to Concentric Toys Ltd, a company incorporated under the laws of Hong Kong (the "Borrower");

      WHEREAS, it is a condition precedent to the availability of the facilities under the Facility Letter that the Company executes and delivers to the Lender, among other securities, a guarantee of all obligations of the Borrower to the Lender (the "Guarantee") and a Security Agreement in substantially the form hereof;

      Now, THEREFORE, in consideration of the foregoing premises the Company hereby agrees as follows:

                                1. INTERPRETATION

      SECTION 1.01: Uniform Commercial Code. Unless otherwise defined herein, all terms defined in Article 9 of the Uniform Commercial Code (the "Code") in effect as of the date hereof in the State of New York used herein as therein defined.

                          2. GRANT OF SECURITY INTEREST

      SECTION 2.01: Grant of Security The Company hereby assigns, pledges and grants to the Lender a security interest in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired (the "Collateral"):

      (a) all goods, merchandise, raw materials, supplies, goods in process, finished goods and other tangible personal property held by the Company for processing, sale or lease or furnished or to be furnished by the Company under contracts of service or to be used or consumed in the Company's business (the "Inventory"); and

[LOGO] State Street

      (b) all rights to the payment of money, whether or not earned by performance, including, but not limited to, any of the following which consists of a right to the payment of money: accounts, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind, now or hereafter existing, arising out of or in connection with the sale or lease of the Inventory or other goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles, obligations and any and all such leases, security agreements and other contracts being the "Receivables");

      (c) all proceeds of any and all of the foregoing Collateral including, without limitation, proceeds which constitute property of the types described in paragraph (b) of this Section 2.01 and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and all deposits held in the name of the Company with any financial institution; and

      (d) all general intangibles of the Company including without limitation goodwill, trade secrets, trade names, trademarks and patents and applications therefor;

      SECTION 2.02: Secured Obligations. This Security Agreement secures, and the Collateral is security for the payment in full when due, whether at stated maturity, by acceleration or otherwise, of all present and future indebtedness, obligations and liabilities (whether for principal, interest, fees, expenses or otherwise) of the Borrower to the Lender including the Borrower's obligations under or in connection with the Facility Letter, and all present and future indebtedness, obligations and liabilities (whether for principal, interest, fees, expenses or otherwise) of the Company to the Lender including its obligations under or in connection with the Guarantee or otherwise in connection with the Facility Letter, and all obligations of the Company now or hereafter existing under this Security Agreement (all of which being hereinafter collectively called the "Obligations").

[LOGO] State Street

                        3. REPRESENTATIONS AND WARRANTIES

      The Company hereby represents and warrants that:

      SECTION 3.01 Due Incorporation and Good Standing. The Company is a corporation duly organized, existing and in good standing under the laws of the State of New York, and is duly qualified and in good standing in every other state in which it is doing business, and the execution, delivery and performance hereof have been duly authorized, are not in contravention of law or the terms of the Company's charter or by-laws, or in contravention of the terms of any indenture, agreement or undertaking to which it is a party or by which it is bound, and that the execution, delivery and performance hereof are within its corporate powers.

      SECTION 3.02: Ownership and Control of Collateral.

      (a) The Company owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest granted to Congress Talcott Corporation, a company incorporated under the laws of the State of New York (the "Factor") and the Lender respectively under (i) a Factoring Agreement dated __________ and made between the Company and the Factor; (ii) an Assignment of Factoring Credit Balances Agreement made or to be made between the Factor, the Lender, the Company and the Borrower; and (iii) this Security Agreement. No effective financing statements or other instrument similar in effect covering all or any part of the Collateral is on file or recorded in any filing or recording office save for the financing statements filed in connection with the above-mentioned Factoring Agreement and Assignment of Factoring Credit Balances Agreement.

      (b) The chief executive office of the Company is located at the address of the Company set forth in Section 8.05. The offices where the Company keeps its records concerning the Receivables and all originals of all chattel paper which evidence Receivables are located at: 77-81 Spruce Street Cedarhurst, NY 11516. The Company hereby undertakes that it will mark or stamp "Assigned to State Street Bank & Trust Company" on all originals of all chattel paper which evidence Receivables or, if so required by the Lender, deliver the same to the Lender or such representative as the Lender may direct.

[LOGO] State Street

      (c) The places where the Company keeps and will keep the Inventory are located at: 80 North 5th Street, Brooklyn, NY.

      SECTION 3.03 First Priority Security Interest.

      (a) This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations. All filings and other actions (including the delivery to the Lender of any instrument pursuant to Section 5.05) necessary or desirable to perfect such security interest and to create a first priority security interest in the Collateral have been duly taken.

      (b) No authorization, approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required either (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Company or (ii) for the perfection of or the exercise by the Lender of its rights and remedier shereunder.

      SECTION 3.04: Financial Statements. The Financial statements relating to the Company heretofore delivered and hereafter to be delivered to the Lender are complete and correct and present fairly the financial condition of the Company and of its subsidiaries, if any, as of the dates thereof and for the periods included therein, all in accordance with generally accepted accounting principles and practices consistently applied throughout the periods involved, and since the date of the most recent financial statements heretofore delivered to the Lender there has been no material adverse change in such condition.

      SECTION 3.05: No Pending Action. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which may result in any material adverse change to the business, properties or assets, or in the condition, financial or otherwise, of the Company.

                    4. SPECIAL PROVISIONS REGARDING INVENTORY

      SECTION 4.01: In the absence of a default hereunder, the Company may use, consume and sell the Inventory in its ordinary course of business substantially in the same manner as now conducted provided that the Company:

[LOGO] State Street

      (a) shall immediately notify the Lender of any sale of the Inventory to customers who are not on the approved list of customers as determined by the Factor pursuant to the Factoring Agreement dated and made between the Company and the Factor referred to in Section 3.02(a) above; and

      (b) will not without the written consent of the Lender sell the Inventory to any person(s) to whom the Company is indebted resulting in a partial or complete satisfaction of a debt/debts owing by the Company to such person(s).

      SECTION 4.02: The Company will maintain the Inventory in good order and condition and will immediately notify the Lender of any damage thereto or any loss or significant diminution in the value thereof.

                                  5. COVENANTS

      The Company covenants and agrees that from and after the date of this Security Agreement and until the Obligations shall have been fully satisfied:

      SECTION 5.01: Change in Place of Business, Location of Collateral. The Company will notify the Lender in writing not less than thirty (30) days prior to any change in location of (i) the Company's chief executive office or any of its other places of business or (ii) any Collateral or
      (iii) the offices where the Company's books, records and computer discs or tapes, source codes and related information concerning the Receivables are kept or (iv) any Inventory.

      SECTION 5.02: Transfer and Other Liens. Except as provided for by Section
      4.01 in the case of the Inventory, the Company shall not:

      (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral;

      (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any person or entity, save for the security interest created by this Security Agreement.

      SECTION 5.03: Inspection. The Company will permit representatives of the Lender at any time to inspect the Inventory and to inspect and make abstracts from the Company's books and records pertaining to the Receivables.

[LOGO] State Street

      SECTION 5.04: Notices. The Company will notify the Lender promptly, in reasonable detail, (i) of any material claim made or asserted against the Collateral by any person, (ii) of any material change in the composition of the Collateral, (iii) of any event which materially and adversely affects the ability of the Lender to dispose of the Collateral or the rights and remedies of the Lender and (iv) of the occurrence of any other event which would have a material adverse effect on a substantial portion of the Collateral or on the security interest created hereunder.

      SECTION 5.05: Reports; Collections.

      (a) The Company will furnish to the Lender from time to time upon request statements further identifying and describing the Collateral owned by it, reports of the locations of the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

      (b) If the Lender exercises its right to make collection, the Company shall take such action as the Lender may deem necessary or advisable to enforce collection of the Receivables.

      SECTION 5.06: Insurance. The Company shall at its own cost and expense insure the Inventory and other tangible personal property comprising the Collateral against loss or damage by fire and other hazards and such other risks, with such insurance companies as the Lender shall approve and in an amount equal to at least their fair market value and the Company shall deliver to the Lender duplicate copies of such policies or other evidence satisfactory to the Lender of compliance with the foregoing. The Company shall, if so required by the Lender, effect such policy or policies of insurance in the name of the Lender with loss or damage payable to the Lender.

      In case of any breach of this covenant, the Lender may effect such insurance on the Inventory and such other tangible personal property comprising the Collateral, and the premiums and expenses of the insurance shall become an additional lien on the Collateral, secured by this Security Agreement, and payable on demand with interest. If default be made in the payment of the premiums and expenses of such insurance, or if insurance cannot with reasonable effort be obtained, then all sums secured hereby, whether or not due, shall immediately become due and payable and the Lender shall be entitled to exercise the remedies stipulated in
      Article 7 hereof.

[LOGO] State Street

      SECTION 5.07: Further Assurance.

      (a) At any time and from time to time, upon the Lender's written request and at the expense of the Company, the Company will promptly and duly execute and deliver any and all such further writings and take such further action as the Lender may request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      (b)   (i)   The Company will execute and file such financing or
                  continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

            (ii) The Lender may file as a financing statement in respect of this Security Agreement a copy of this Security Agreement or a financing statement in respect thereof. Without prejudice to the foregoing right of the Lender, the Company hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Company where permitted by law. The Lender shall provide to the Company a copy of each financing statement or continuation statement filed by it without the signature of the Company.

                       6. AGENT APPOINTED ATTORNEY-IN-FACT

      SECTION 6.01: Appointment of the Lender as Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints the Lender as the Company's true and lawful attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any action and to execute any document or instrument which the Lender may deem necessary to protect the rights and interests of the Lender in the Collateral. Without limiting the generality of the foregoing, upon default in the payment of any Obligation, the Company hereby give the Lender the power and right, on behalf of the Company, without notice or assent by the Company to do the following:

      (a) to ask, demand, collect; sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

[LOGO] State Street

      (b) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

      (c) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

      SECTION 6.02: Lender May Perform. If the Company shall fail to perform or comply with any agreement contained herein, the Lender may itself perform or comply with, or cause performance of or compliance with, such agreement, and the expense of the Lender incurred in connection therewith shall be payable by the Company promptly after receipt of written demand therefor and shall constitute Obligations secured hereby.

                             7. DEFAULT AND REMEDIES

      SECTION 7.01: Remedies. If a default in the payment of any Obligation shall have occurred and be continuing or upon a default in the performance of any obligation of the Company contained herein:

      (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and also may (i) require the Company to, and the Company hereby agrees that it will, at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

[LOGO] State Street

      (b) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied as set forth in Section 702. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION 7.02: Application of Proceeds. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of all or any part of the Collateral pursuant to the exercise by the Lender of its remedies as a secured creditor under this Security Agreement shall be applied by the Lender:

      First, to the payment of the costs and expenses of such sale, collection or other realization, including reasonable compensation to Lender's counsel, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith;

      Second, to the payment of the Obligations; and

      Third, after payment in full of all Obligations, to the payment to the Company, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                                8. MISCELLANEOUS

      SECTION 8.01: Costs and Expenses. The Company agrees to pay to the Lender promptly after the receipt of written demand therefor, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel (including the allocated costs of staff counsel) and of any experts and agents, which the Lender may incur in connection with the preparation, negotiation, amendment and administration of this Security Agreement, or which the Lender may incur in respect of
      (i) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon and of the Collateral, (ii) the exercise or enforcement of any of its rights hereunder, or (iii) the failure by the Company to perform or observe any of the provisions hereof.

[LOGO] State Street

      SECTION 8.02: No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

      SECTION 8.03: Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 8.04: Amendments, Etc. This Security Agreement may not be amended, modified or waived except with the written consent of the Company and the Lender.

      SECTION 8.05: Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telex or telecopy communication) and mailed, telexed, telecopied or delivered, if to the Company, at its address at 77-81 Spruce Street, Cedarhurst, NY, 11516 or if to the Lender, at its address at 28th Floor, Alexandra House, 16-20 Chater Road, Hong Kong, Attention: The Manager, or as to either party at such address as shall be designated by such party in written notice to the other party complying as to delivery with the terms of this Section 8.05. All such notices and other communications shall, when telexed, be effective when dispatched with receipt of appropriate answerback and shall, when mailed, delivered or telecopied, be effective when received.

      SECTION 8.06: Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of all Obligations,
      (ii) be binding upon the Company, its successors an assigns, and (iii) inure to the benefit of the Lender and its successors, transferees and assigns. Upon the payment in full of all Obligations, the security interest created hereby shall terminate and the Company shall be entitled to the return, promptly upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

[LOGO] State Street

      SECTION 8.07: Governing law. This Security Agreement shall be governed by and construed in accordance with the law, excluding the conflicts of laws rules, of the State of New York, without prejudice to or limitation of any other rights or remedies available to the Lender under the laws of any jurisdiction where the Company or its assets may be found.

      SECTION 8.08: Waiver of Immunity. To the extent that the Company has or hereafter may acquire or have attributed to it any immunity (sovereign or otherwise) from suit, the jurisdiction of any court or from set-off or any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgement, execution of judgment, arrest of property or otherwise) with respect to itself or its property, it hereby expressly, irrevocably and unconditionally agrees not to plead or claim, and waives, such immunity in respect of its obligations hereunder and without limiting the generality of the foregoing, (i) agrees that such immunity is hereby waived to the fullest extent permitted under the laws applicable thereto in any jurisdiction in which an action may be brought and that the waivers set forth in this Section 8.08 are intended to be unconditional and irrevocable for purposes of any such laws and not subject to withdrawal and (ii) consents generally for the purposes of the laws in any such jurisdiction to the giving of any relief or the issue of any process.

      IN WITNESS WHEREOF, the Company has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


By    : /s/ Steven Lebensfeld
        ---------------------

Name  : Steven Lebensfeld

Title : President